SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |_|      Preliminary Proxy Statement
         |_|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |X|      Soliciting Material Pursuant to ss.240.14a-12
         |_|      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2)

                         ELECTRONIC CLEARING HOUSE, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|      No Fee Required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         |_|      Fee paid with preliminary materials:

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         |_|      Check  box if any part of the fee is  offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing party:

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         (4)      Date filed:

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


                Filed by Electronic Clearing House, Inc. Pursuant to Rule 14a-12
                                       Under the Securities Exchange Act of 1934
                                Subject Company: Electronic Clearing House, Inc.
                                                  Commission File No.: 000-15245

The following letter to Electronic Clearing House, Inc. ("ECHO") employees, announcing the signing of a definitive agreement for the purchase by Intuit Inc. ("INTUIT") of ECHO, was issued by ECHO on December 14, 2006:

December 14th, 2006

ECHO Team Members:

Today we announced that we have entered into an agreement to be acquired by Intuit. We are very excited about the opportunity to join forces with Intuit, and what it means to the future of ECHO and to our employees.

With over $2.3 billion in annual revenue, Intuit has a very strong brand, innovative products, and focus on customer driven innovation. It is a leading provider of business, financial management, and tax solutions for small businesses, consumers and accountants. Some of you may in fact use some of Intuit's financial software products such as Quicken. For more information on Intuit, please feel free to access their web site at www.intuit.com.

Through its Innovative Merchant Solutions Division, Intuit provides payment processing services to 175,000 small and mid-sized businesses. Intuit is excited about the opportunity to leverage our technology platform and end-to-end payment solution to continue to bring new and innovative products to market. Combined with our people, technology, and customers, we believe that Intuit will be very well positioned to accelerate it's expansion into the rapidly growing and underserved payment processing market for small to mid-sized companies. Together, our goal is to continue to help customers increase revenue by maximizing their payment options and reducing their costs by working with one provider for all of their payment needs.

One of the reasons we are so excited about this combination is that ECHO and Intuit have very similar corporate cultures. Intuit has a long demonstrated commitment to employees and to maintaining a strong workplace culture. It has been named as one of Fortune Magazine's "100 Best Companies to Work For" the last five years in a row and has also won numerous employer awards. We believe ECHO and Intuit are going to make a great team.

Over the past 20 years, ECHO has built a solid foundation, represented by our superior reputation, outstanding products and services, sound technology, distinguished customers and, most importantly, great people. You should know that this transaction is in large part possible due to the contributions our employees have made over the years to build ECHO into the strong company it is today. I would like to thank each one of you for your dedication, professionalism and commitment to our business.

We expect this transaction will close in the first quarter of calendar year 2007 and we will begin integrating the two companies at that time. Until the deal closes, we should approach our work with a "business as usual" attitude. It's important for all of us to remain focused on serving our customers.

Please feel free to contact your manager with any questions you may have. We may not have all the answers today, but we will periodically update you on our progress and provide you with answers as soon as we can.

Sincerely,

/s/ Chuck Harris
-----------------------------------
Chuck Harris
President & Chief Operating Officer


FORWARD-LOOKING STATEMENTS

This letter includes forward-looking statements, including those regarding the proposed acquisition of ECHO by Intuit and the anticipated reach, capabilities and opportunities for the combined company, future products and services, expected  benefits  to  merchants  and other  customers,  market  opportunities, expected customer base, and the anticipated closing of the transaction. These statements are based on certain assumptions and reflect our current expectations. Statements including words such as "anticipate," "propose,"
"estimate," "believe" or "expect" and statements in the future tense are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the risk that the proposed transaction may not be completed in a timely manner, if at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the merger may not be realized; and other risks that may impact Intuit's and ECHO's businesses, some of which are discussed in the companies' reports filed with the Securities and Exchange Commission (the "SEC") under the caption "Risks That Could Affect Future Results" or "Risk Factors" and elsewhere, including, without limitation, Intuit's Form 10-K for the fiscal year ended July 31, 2006 and ECHO's 10-K for the year ended September 30, 2006. Copies of Intuit's and ECHO's filings with the SEC can be obtained on their websites, or at the SEC's website at www.sec.gov. You can also obtain Intuit's report through its Web site at http://www.intuit.com/about_intuit/investors and ECHO's reports through its Web site at http://www.echo-inc.com/investors.html. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, the operating results of Intuit and ECHO could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Intuit and ECHO undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE YOU CAN FIND IT

         In connection with the proposed transaction, ECHO intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission ("SEC"). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE
PROPOSED TRANSACTION, STOCKHOLDERS OF ECHO ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY ECHO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

         The proxy statement and other relevant materials, when available, and any other documents filed by ECHO with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, stockholders of ECHO may obtain free copies of the documents filed with the SEC by contacting ECHO's Investor Relations at 730 Paseo Camarillo, Camarillo, California, 93010,
Telephone: (800) 233-0406. You may also read and copy any reports, statements and other information filed by

ECHO with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

         ECHO and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO stockholders in favor of the proposed transaction. Certain executive officers and directors of ECHO have interests in the transaction that may differ from the interests of stockholders generally. These interests will be described in the proxy statement when it becomes available.

         In addition, Intuit and its executive officers and directors may be deemed to be participants in the solicitation of proxies from ECHO's stockholders in favor of the approval of the proposed transaction. Information concerning Intuit's directors and executive officers is set forth in Intuit's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on November 3, 2006, and annual report on Form 10-K filed with the SEC on September 15, 2006. These documents are available free of charge at the SEC's web site at www.sec.gov or by going to Intuit's Investor Relations Website at http://www.intuit.com/about_intuit/investors.